UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2018 (March 13, 2018)

FRANKLY INC.

(Exact name of registrant as specified in its charter)

British Columbia	000-55821	98-1230527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27-01 Queens Plaza North, Suite 502

Long Island City, NY 11101

(Address of principal executive offices) (Zip code)

(212) 931-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 31, 2016, Frankly Inc. (the “Company” or “we”) had entered into (i) a $14.5 million credit facility pursuant to a credit agreement, as amended on December 20, 2016, March 30, 2017, May 25, 2017, October 25, 2017 and December 27, 2017 (the “Credit Agreement”) with Raycom Media, Inc. (“Raycom”) and (ii) a share purchase agreement, as amended on December 20, 2016, March 30, 2017, May 25, 2017, October 25, 2017 and December 27, 2017 (the “Raycom SPA”) with Raycom pursuant to which we issued 150,200 common shares in exchange for a promissory note previously issued by us to Raycom. See the section “Item 2. Financial Information—Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—The August 2016 Refinancing” in the registration statement on Form 10, filed with the Securities and Exchange Commission on August 7, 2017, for a description of the Credit Agreement and the Raycom SPA.

Section 2.1.3 of the Credit Agreement provides that upon our request, and at Raycom’s discretion, the $14.5 million Maximum Amount (as defined in the Credit Agreement) of the loan balance under the Credit Agreement may be increased by up to $1.5 million. By letter dated March 9, 2018, we made a request to Raycom to increase the Maximum Amount of the loan balance under the Credit Agreement by $1 million and on March 13, 2018, Raycom provided us with an additional $1 million of funding under the Credit Agreement, bringing the total amount provided to us under the Credit Agreement to $15.5 million. The above discussion of the Credit Agreement and Raycom SPA is qualified in its entirety by reference to the full agreements, as amended, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7.

Item 8.01.	Other Events.

In connection with the increase in the Maximum Amount of the loan balance under the Credit Agreement described in Item 1.01 of this Current Report, the Company issued a press release on March 16, 2018. This press release is attached to this Current Report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Share Purchase Agreement, dated August 31, 2016 by and between Frankly Inc. and Raycom Media, Inc. (Incorporated by reference from Exhibit 10.11 to Form S-1 (Registration No. 333-214578) filed November 10, 2016)
10.2	Credit Agreement, dated August 31, 2016 by and between Frankly Inc. and Raycom Media, Inc. (Incorporated by reference from Exhibit 10.10 to Amendment No. 1 to Form S-1 (Registration No. 333-214578) filed January 11, 2017)
10.3	Amendment to the Credit Agreement and SPA, dated December 20, 2016 by and between Raycom Media, Inc. and Frankly Inc. (Incorporated by reference from Exhibit 10.5 to Amendment No. 1 to Form S-1 (Registration No. 333-214578) filed January 11, 2017)
10.4	Amendment to Credit Agreement, SPA and Raycom Warrant, dated March 30, 2017 by and between Raycom Media, Inc. and Frankly Inc. (Incorporated by reference from Exhibit 10.27 to Amendment No. 3 to Form S-1 (Registration No. 333-214578) filed April 18, 2017)
10.5	Amendment to Credit Agreement, SPA and Raycom Warrant, dated May 25, 2017 by and between Raycom Media, Inc. and Frankly Inc. (Incorporated by reference from Exhibit 10.30 to Amendment No. 7 to Form S-1 (Registration No. 333-214578) filed June 2, 2017)
10.6	Amendment to Credit Agreement and SPA, dated October 25, 2017 by and between Raycom Media, Inc. and Frankly Inc. (Incorporated by reference from Exhibit 10.6 to Form 8-K filed October 27, 2017)
10.7	Amendment to Credit Agreement and SPA, dated December 27, 2017 by and between Raycom Media, Inc. and Frankly Inc. (Incorporated by reference from Exhibit 10.7 to Form 8-K filed January 3, 2018)
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLY INC.

Dated: March 19, 2018	By:	/s/ Steve Chung
	Name:	Steve Chung
	Title:	Chief Executive Officer